                       EXHIBIT 6 -- JOINT FILING AGREEMENT

            We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments to be filed by any of us will be, filed on behalf of each of us.

                                    PRIMEDIA INC.


                                    By: /s/ Charles McCurdy
                                        ----------------------------------------
                                        Name:  Charles McCurdy
                                        Title: President

                                    KKR 1996 FUND, L.P.

                                    By:  KKR Associates 1996 L.P.
                                          Its General Partner

                                    By:  KKR 1996 GP LLC
                                          Its General Partner


                                    By: /s/ Perry Golkin
                                        ----------------------------------------
                                        Member

                                    KKR ASSOCIATES 1996 L.P.

                                    By:  KKR 1996 GP LLC
                                          Its General Partner


                                    By: /s/ Perry Golkin
                                        ----------------------------------------
                                        Member

                                    ABRA LLC


                                    By:  KKR 1996 Fund, L.P.
                                          Its Managing Member

                                    By:  KKR Associates 1996 L.P.
                                          Its General Partner

                                    By:  KKR 1996 GP LLC
                                          Its General Partner


                                    By: /s/ Perry Golkin
                                        ----------------------------------------
                                        Member

                                    KKR 1996 GP LLC


                                    By: /s/ Perry Golkin
                                        ----------------------------------------
                                        Member

                                    MA ASSOCIATES, L.P.
                                    By:  KKR Associates, L.P.
                                          Its General Partner


                                    By: /s/ Perry Golkin
                                        ----------------------------------------
                                                A General Partner

                                    FP ASSOCIATES, L.P.
                                    By:  KKR Associates, L.P.
                                      Its General Partner


                                    By: /s/ Perry Golkin
                                        ----------------------------------------
                                            A General Partner

                                    MAGAZINE ASSOCIATES, L.P.
                                    By:  KKR Associates, L.P.
                                      Its General Partner


                                    By: /s/ Perry Golkin
                                        ----------------------------------------
                                            A General Partner

                                    PUBLISHING ASSOCIATES, L.P.
                                    By:  KKR Associates, L.P.
                                      Its General Partner


                                    By: /s/ Perry Golkin
                                        ----------------------------------------
                                            A General Partner

                                    CHANNEL ONE ASSOCIATES, L.P.
                                    By:  KKR Associates, L.P.
                                      Its General Partner


                                    By: /s/ Perry Golkin
                                        ----------------------------------------
                                            A General Partner

                                    KKR PARTNERS II, L.P.
                                    By:  KKR Associates, L.P.
                                      Its General Partner


                                    By: /s/ Perry Golkin
                                        ----------------------------------------
                                            A General Partner

                                    KKR ASSOCIATES, L.P.


                                    By: /s/ Perry Golkin
                                        ----------------------------------------
                                            A General Partner

DATED:  December 13, 2000